- 本证是土地登记的法律凭证，由土地权利人持有，登记的内容受法律保护。本证书经监制机关、县级以上人民政府和土地登记机关共同盖章有效。
- 土地登记内容发生变更及土地他项权利设定、变更、注销的，持证人及有关当事人必须办理变更土地登记。
- 土地抵押必须按规定办理抵押登记。直接以本证作抵押的，抵押无效。
- 未经批准，不得改变土地用途。
- 本证应妥善保管，凡有遗失、损毁等情况，须按规定申请补发。
- 本证不得擅自涂改，擅自涂改的证书一律无效。
- 土地登记机关有权查验本证，持证人应按规定出示本证。

中华人民共和国国土资源部监制

# 中华人民共和国
# 国有土地使用证

1. State-owned land usage certificate is the legal registration and certificate of land, this certificate shall be issued and kept by the person entitled the usage right of the land. All the registration content in this certificate is legally protected by PRC law. This certificate will become into effect with the approval by supervision department, People's State and State-owned Land Management agency all approve and seal on this certificate
2. Any registered content has changes, or the added, changes or decreased of usage right of the land, the owner shall file and make the amendment of the registration with governing agencies
3. Any pledge of land must be equipped with the pledge certificate, it is invalid to pledge the land with this certificate
4. The usage of land shall not be changed without approval
5. The owner shall keep this certificate in neat condition, any damages or loss of this certificate shall be reported to the governing agencies immediately
6. Any alter on this certificate is illegal and makes the certificate invalid
7. Land registration agency is entitled to check this certificate and the owner of this certificate shall show the certificate upon request

MINISTRY OF STATE-OWNED LAND RESOURCES OF PEOPLE'S REPUBLIC OF CHINA

# PEOPLE'S REPUBLIC OF CHINA

# STATE-OWNED LAND USAGE CERTIFICATE

[illegible]国用（[illegible]）第[illegible]号

| | | | | |
|---|---|---|---|---|
| 土地使用权人 | [illegible] | | | |
| 座　　落 | [illegible] | | | |
| 地　　号 | | 图　　号 | | |
| 地类（用途） | 工业 | 取得价格 | | |
| 使用权类型 | 出让 | 终止日期 | [illegible] | |
| 使用权面积 | [illegible] M² | 其中 | 独用面积 | [illegible] M² |
| | | | 分摊面积 | 0 M² |

根据《中华人民共和国宪法》、《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》等法律法规，为保护土地使用权人的合法权益，对土地使用权人申请登记的本证所列土地权利，经审查核实，准予登记，颁发此证。

福清市 人民政府（章）

[illegible] 年 [illegible] 月 [illegible] 日

附图粘贴线

State-Owned Land (2006)

| | | | |
|---|---|---|---|
| Holder of Land Usufruct: | FUQING GUANWEI PLASTIC INDUSTRIAL CO., LTD. | | |
| Location: | Taicheng Farm, Fuqing City | | |
| Land Number: | | Chart Number: | |
| Use: | Industrial | Consideration: | |
| Type of Usufruct | Transfer | Expiration Date: | July 26, 2056 |
| Area for Use Right: | 42,537.6 $M^2$ | | |
| Shared Area included: | 0.00 $M^2$ | | |
| Certificate Filling Organization | Bureau of Land and Resources of Fuqing County (Sealed) November 8, 2006 | | |

Blue print of land


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